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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND

                              EXCHANGE ACT OF 1934

                                November 14, 2000
                        (Date of Earliest Event Reported)


     AIRPLANES LIMITED                                AIRPLANES U.S. TRUST

 (Exact Name of Registrants as Specified in Memorandum of Association or Trust
                                   Agreement)


         Jersey, Channel Islands                      Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         33-99970-01                                  13-3521640
         (Commission File                             (IRS Employer
         Number)                                      Identification No.)


         Airplanes Limited                            Airplanes U.S. Trust
         22 Grenville Street                          1100 North Market Street
         St. Helier                                   Rodney Square North
         Jersey, JE4 8PX                              Wilmington, Delaware
         Channel Islands                              19890-0001
         (011 44 1534 609 000)                        (1-302-651-1000)

         (Addresses and Telephone Numbers, Including Area Codes, of
                      Registrants' Principal Executive Offices)


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Item 5.  Other Events

     Attached hereto as Exhibit A is a copy of a Report to Certificate holders dated November 14, 2000, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.


















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                      AIRPLANES LIMITED


Date: November 13, 2000                               /s/ Roy M. Dantzic*
                                                      --------------------------
                                                      Director and Officer


Date: November 13, 2000                               AIRPLANES U.S. TRUST


                                                      /s/ Roy M . Dantzic*
                                                      --------------------------
                                                      Controlling Trustee
                                                            and Officer

                                                      *By: /s/ Michael Walsh
                                                          ----------------------
                                                           Attorney-in-Fact








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                                 EXHIBIT INDEX


Exhibit A   -  Report to Certificateholders
Exhibit B   -  Power of Attorney for Airplanes Limited
Exhibit C   -  Power of Attorney for Airplanes U.S. Trust



































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